Exhibit 10.5

FIRST AMENDMENT TO PERMITTED USERS AGREEMENT

THIS FIRST AMENDMENT TO PERMITTED USERS AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF THE PERMITTED USERS AGREEMENT dated October 1st , 2014 (this "Amendment") is dated as of October 1, 2015, by and between WATERS CLUB VI VENTURE I, INC, a Florida corporation (the "Operator") and EXCLUSIVE RESORTS CLUB MANAGEMENT, LLC, a Delaware limited liability company (the "Club").  Operator and the Club are sometimes hereinafter referred to individually as a "Party", and collectively as the "Parties".
RECITALS
WHEREAS, Operator and the Club are parties to that certain Permitted Users Agreement dated as of July 21, 2014, as amended by Assignment and Assumption of Permitted Users Agreement dated as of October 1, 2014, relating to that certain yacht commonly known as Sea Legend (the "Agreement"); and
WHEREAS, the Parties have agreed to extend the Term of the Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing and the agreements of Operator and the Club herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Operator and the Club hereby agree as follows:
Definitions.  All capitalized terms used and not defined herein shall have the defined meanings ascribed to them in the Agreement.
2.	Term. The Term is hereby extended to include the dates set forth on Exhibit 1 attached hereto (the "Extension Term").
3.	Guaranty. The Club will guaranty that the total Rates paid by the Club for the Extension Term will equal or exceed the equivalent of seventy (70) nights (i.e., $520,000.00) (the "Extension Term Guaranty"). If at the end of the Extension Term the total Rates for the Extension Term is less than $520,000.00, the Club shall deliver the shortfall to Operator within thirty (30) days following receipt of an invoice therefor. If requested by the Club from time to time during the Extension Term, Operator will deliver to the Club an accounting of amounts paid by the Club during the Extension Terms as of the date of the Club's request. No later than fifteen (15) days following the end of the Extension Term, Operator shall deliver to the Club an accounting of amounts paid by the Club during the Extension Term and, if applicable, an invoice for any shortfall of the Extension Term Guaranty.

Exhibit 10.5 -- Page 1

4.	Additional Charges/Non-Inclusions. The following items will not be included in the Permitted User Fee and will have the associated charges added to the Permitted User house bill:
i.	Deep sea fishing charged at $500.00/full and $300/half day (4 hours)
ii.	Anegada trip charged at $1,900/round trip
iii.	Live entertainment requests charged at actual charge from third party
iv.	Additional pick up and drop off at airport charged at $120 per trip
v.	Alternative and/or multiple pick up/drop off destinations charged based on additional cost
vi.	Additional guests on board for day/evening activities and meals charged at $150/adult and $60/child for lunch (12pm-4pm) and $250/adult and $100/child for dinner (5pm-10pm)
5.	Miscellaneous.
a.	Full Force and Effect. Except to the extent modified hereby, all of the terms of the Agreement shall remain in full force and effect. If any one or more of the provisions of this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.
6.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the dates first set forth above.

OPERATOR:		CLUB:

WATERS CLUB VI, VENTURE I, INC.		EXCLUSIVE RESORTS CLUB MANAGEMENT, LLC

By: /s/ Andrew Deme	By:	/s/ Cathy Ross
Andrew Deme, President		Cathy Ross, CEO

Exhibit 10.5 -- Page 2

EXHIBIT 1
 EXTENSION TERM DATES

1/19/17 to 1/26/17
1/29/17 to 2/5/17
2/8/17 to 2/15/17
2/18/17 to 2/25/17
2/28/17 to 3/7/17
3/10/17 to 3/17/17
3/20/17 to 3/27/17
3/30/17 to 4/6/17
4/9/17 to 4/16/17
4/19/17 to 4/26/17
4/29/17 to 5/6/17
5/9/17 to 5/16/17
5/19/17 to 5/26/17
5/29/17 to 6/5/17
6/8/17 to 6/15/17
6/18/17 to 6/25/17
6/28/17 to 7/5/17
7/8/17 to 7/15/17
7/18/17 to 7/25/17
7/28/17 to 8/4/17
8/7/17 to 8/14/17
8/17/17 to 8/24/17
8/27/17 to 9/3/17
9/6/17 to 9/13/17
9/16/17 to 9/23/17
9/26/17 to 10/3/17
10/6/17 to 10/13/17
10/16/17 to 10/23/17
10/26/17 to 11/2/17
11/5/17 to 11/12/17
11/13/17 to 11/20/17
11/21/17 to 11/28/17
12/1/17 to 12/8/17
12/11/17 to 12/18/17
12/19/17 to 12/26/17
12/27/17 to 1/3/18

Exhibit 10.5 -- Page 3